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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) April 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-8, Mortgage Pass-Through Certificates, Series 2003-8).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On March 31, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-8.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 24, 2003 and the Prospectus Supplement dated March 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-8.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                    249          $ 120,399,122.22         46.45%
Florida                        16          $   6,925,652.15          2.67%
Illinois                       15          $   7,544,623.13          2.91%
Massachusetts                  17          $   9,004,273.51          3.47%
New Jersey                     19          $   8,217,283.55          3.17%
New York                       20          $  10,385,432.82          4.01%
Pennsylvania                   11          $   5,208,985.11          2.01%
Texas                          29          $  15,154,596.37          5.85%
Virginia                       13          $   5,885,747.11          2.27%
Other (less than 2%)         143          $  70,471,274.87         27.19%
                         ------------------------------------------------------
                              532          $ 259,196,990.84        100.00%

----------
(1) The Other row in the preceding table includes 33 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.185% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
660-699                        62           $    29,062,147.84       11.21%
700-719                        83           $    40,483,979.45       15.62%
720 and Above                 387           $   189,650,863.55       73.17%
                         ------------------------------------------------------
                              532           $   259,196,990.84      100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 743.


                         Types of Mortgaged Properties

--------------------------------------------------------------------------------------
                                  Number of       Aggregate Principal     Percent of
Property Type                   Mortgage Loans    Balance Outstanding   Mortgage Loans
--------------------------------------------------------------------------------------
2-4 Units                               2         $       970,000.00         0.37%
Hi-rise Condominium                     3         $     1,356,000.00         0.52%
Low-rise Condominium                   15         $     6,951,654.50         2.68%
Planned United Development            129         $    62,390,952.09        24.07%
Single Family Residence               383         $   187,528,384.25        72.35%
                                ------------------------------------------------------
                                      532         $   259,196,990.84       100.00%

                                Mortgage Rates(1)

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                          Number of      Aggregate Principal      Percent of
Mortgage Rates(%)      Mortgage Loans    Balance Outstanding    Mortgage Loans
------------------------------------------------------------------------------
  5.000                      2           $       805,500.00          0.31%
  5.125                      2           $       945,445.89          0.36%
  5.250                     58           $    31,111,854.91         12.00%
  5.375                     81           $    39,671,133.35         15.31%
  5.500                    108           $    52,009,255.98         20.07%
  5.625                    103           $    47,220,257.51         18.22%
  5.750                     87           $    42,794,835.35         16.51%
  5.875                     62           $    29,226,287.03         11.28%
  6.000                     15           $     7,900,554.10          3.05%
  6.125                      5           $     2,768,105.35          1.07%
  6.250                      2           $     1,148,386.09          0.44%
  6.375                      2           $     1,002,335.00          0.39%
  6.750                      2           $     1,202,099.37          0.46%
  6.875                      2           $       742,947.44          0.29%
  7.250                      1           $       647,993.47          0.25%
            ------------------------------------------------------------------
                           532           $   259,196,990.84        100.00%


----------

(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.597% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance             117        $    52,969,650.15          20.44%
Purchase                        54        $    28,669,019.74          11.06%
Rate/Term Refinance            361        $   177,558,320.95          68.50%
                         ------------------------------------------------------
                               532        $   259,196,990.84         100.00%

                      Original Loan-to-Value Ratios(1)(2)

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Range of
Original Loan-to-          Number of      Aggregate Principal      Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                  135        $    68,316,774.46         26.36%
50.01 to 55.00                  58        $    27,136,372.70         10.47%
55.01 to 60.00                  61        $    31,543,766.36         12.17%
60.01 to 65.00                  50        $    23,933,194.25          9.23%
65.01 to 70.00                  81        $    38,392,630.64         14.81%
70.01 to 75.00                  62        $    30,175,500.28         11.64%
75.01 to 80.00                  82        $    38,638,590.15         14.91%
85.01 to 90.00                   2        $       718,162.00          0.28%
90.01 to 95.00                   1        $       342,000.00          0.13%
                        -------------------------------------------------------
                               532        $   259,196,990.84        100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 59.31%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                       2         $       857,000.00         0.33%
Owner Occupied                 512         $   249,264,824.84        96.17%
Second/Vacation Home            18         $     9,075,166.00         3.50%
                        --------------------------------------------------------
                               532         $   259,196,990.84       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$ 300,000.01 -   $350,000.00        55      $    18,753,627.00         7.24%
$ 350,000.01 -   $400,000.00       115      $    43,398,504.08        16.74%
$ 400,000.01 -   $450,000.00       109      $    46,477,608.12        17.93%
$ 450,000.01 -   $500,000.00        84      $    39,988,867.55        15.43%
$ 500,000.01 -   $550,000.00        39      $    20,506,036.63         7.91%
$ 550,000.01 -   $600,000.00        45      $    26,155,069.80        10.09%
$ 600,000.01 -   $650,000.00        39      $    24,643,238.01         9.51%
$ 650,000.01 -   $700,000.00         6      $     4,061,800.00         1.57%
$ 700,000.01 -   $750,000.00         5      $     3,709,647.63         1.43%
$ 750,000.01 - $1,000,000.00        35      $    31,502,592.02        12.15%
                                  ---------------------------------------------
                                   532      $   259,196,990.84       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $487,212.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal      Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
       180                   449          $   219,132,275.42         84.54%
       179                    49          $    24,243,547.52          9.35%
       178                     7          $     3,635,297.70          1.40%
       177                     6          $     2,571,921.30          0.99%
       176                     8          $     3,971,355.45          1.53%
       175                     1          $       483,084.77          0.19%
       171                     1          $       344,268.68          0.13%
       120                    11          $     4,815,240.00          1.86%
                        -------------------------------------------------------
                             532          $   259,196,990.84        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  April 14, 2003


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